Supplement dated July 6, 2012

supplementing the Prospectus (the “Prospectus”),

dated May 1, 2012,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

EMERGING MARKETS FUND

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus. Please note that the investment strategy and portfolio manager changes for the Fund that were originally scheduled to become effective on or about July 16, 2012, as previously disclosed in a supplement to the Fund’s Prospectus dated June 15, 2012, will not be implemented.

On July 6, 2012, the Board of Trustees of Hansberger International Series, on behalf of its Emerging Markets Fund series (the “Fund”), upon the recommendation of the Fund’s adviser, Hansberger Global Investors, Inc., approved a plan to liquidate the Fund, such liquidation to take place on or about July 27, 2012 (the “Liquidation Date”). Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on that date. The proceeds from any such redemption will be the net asset value of the Fund’s shares after expenses and liabilities of the Fund have been paid or otherwise provided for. In addition, the Fund may make one or more distributions of income and/or net capital gains, including any gains resulting from the disposition of the Fund’s portfolio securities in connection with the liquidation, on or prior to the Liquidation Date in order to eliminate any Fund-level federal income or excise taxes. Any such distribution will generally be taxable to shareholders as ordinary income or, if such distribution is reported by the Fund as a capital gain dividend, as long-term capital gain. In connection with the liquidation, the Fund may hold some or all of its assets in cash or high quality debt securities. For federal income tax purposes, the automatic redemption on the Liquidation Date will generally be treated like any other redemption of shares and may result in a taxable gain or loss for federal income tax purposes. If Fund shares are capital assets in the hands of a shareholder, such gain or loss, if any, generally will be treated as short- or long-term capital gain or loss depending on how long the shareholder held (or is deemed to have held) the shares. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

The Fund expects to hold most or all of its assets in cash or high quality debt securities during the period before the Liquidation Date. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund pursuant to the procedures set forth under “How to Sell Your Fund Shares” in the Fund’s Prospectus. Shareholders may also exchange their shares, subject to investment minimums and other restrictions on exchanges as described under “How to Exchange Your Shares” in the Fund’s Prospectus. For federal income tax purposes, an exchange of the Fund’s shares for shares of another Hansberger Fund is treated as a sale on which a gain or loss may be recognized. Each shareholder should consult with his or her tax advisor for more information on his or her own situation.

Effective at the close of business on July 6, 2012, NGAM Distribution, L.P. (“NGAM Distribution”), the distributor of the Fund, will no longer accept investments in the Fund from new investors. Effective at the close of business on July 13, 2012, NGAM Distribution will no longer accept additional investments in the Fund from current shareholders of the Fund, including additional investments through automatic or systematic investment plans.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE